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                                                                  EXHIBIT (j)(1)

                          INDEPENDENT AUDITORS' CONSENT

The Board of Trustees
ING GET Fund:

We consent to the reference to our firm under the heading "Independent Auditors" in the statement of additional information.

                                    /s/ KPMG LLP
                                    ------------


Boston, Massachusetts
February 25, 2003